UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2006


                             CHINA NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-31539              98-0231607
           --------                      ---------              ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)


                      Tang Xing Shu Ma Building, Suite 418
                                 Tang Xing Road
                               Xian High Tech Area
                             Xian, Shaanxi Province
                                      China
               (Address of principal executive offices) (zip code)


                                 86-29-88323325
              (Registrant's telephone number, including area code)


                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective March 27, 2006, China Natural Gas, Inc., appointed Patrick McManus and James A. Garner as members of the company's Board of Directors. In addition, Mr. McManus was appointed as Chairman of the Audit Committee and Mr. Garner was appointed as Chairman of the Nominating Committee.

Mr. Patrick McManus, Board Member, Chairman of Audit Committee

Mr. Patrick McManus, Age 51. CPA, J.D. Mr. McManus brings over 25 years of experience in business, finance and law to China Natural Gas. He was elected Mayor of the City of Lynn, Massachusetts in 1992 and served in this position until his retirement to the private practice of law and accounting in 2002. While serving the City of Lynn as its Mayor, he was elected a member and trustee of the Executive Committee of the U.S. Conference of Mayors (USCM) with responsibility for developing policy for the USCM. He also served as the Chairman of the USCM Science and Technology Subcommittee, the Urban Water Council, and the USCM Audit Committee. Mayor McManus started his career in business with the General Electric Company in 1979, and was a Professor of Business and Finance at Salem State College in Massachusetts. Mayor McManus has extensive business and political expertise on China. He was instrumental in establishing a close alliance as well as coordinating a regular exchange of visits by members of the U.S. Conference of Mayors and the China Association of Mayors. Mr. McManus has been a Certified Public Accountant since 1985. Mr. McManus received his Juris Doctorate from Boston College Law School and an M.B.A from Suffolk University. Mr. McManus currently serves on the board of directors of Bodisen Biotech, Inc. and Harbin Electric, Inc.

Mr. James A. Garner, Board Member, Chairman of Nominating Committee

Mr. James A. Garner, Age 60. Mr. Garner brings over 30 years of experience in business and political contacts to China Natural Gas. He served as Mayor of Hempstead, New York for 16 years until his retirement to the private sector in April 2005. He has won national recognition and awards from national agencies such as the U.S. Housing & Urban Development Agency and the American Planning Association (APA). Mayor Garner was elected the 61st President of the United States Conference of Mayors in June 2003 and served the Conference for one year traveling worldwide and advocating the needs of U.S. cities. Mr. Garner holds a Bachelor of Science Degree from Adelphi University and an Honorary Degree of Doctorate of Civil Law from Molloy College. He was recently appointed to the United States Small Business Administration's National Advisory Council.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHINA NATURAL GAS, INC.


Dated: March 29, 2006                       By: /s/ MINQING LU
                                                --------------------------------
                                                Minqing Lu,
                                                Chief Executive Officer


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